Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AR

FORTY-EIGHTH AMENDMENT

TO

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY LLC

This Forty-eighth Amendment (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated effective as of February 9, 2009, as amended (collectively the “Agreement”),  and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the Agreement, CSG is designing, developing and implementing a Front Counter Receipt Printing Application (the "Application") for Customer's use, more particularly described in Sections 3 and 4 of the Forty-second Amendment (CSG document no. 2503374) to the Agreement; and

Whereas, the parties have entered into good faith negotiations and discovery related to hosting services for the database storage and support of the Application; and

Whereas, as a result of the discussions described herein, the parties agree to amend the Agreement as provided herein.

Now, therefore, CSG and Customer agree to the following upon execution of this Amendment:

1.  Customer desires and CSG agrees to provide hosting services (the "Hosting Services") for the Application in Customer's production environment.  Upon completion of the implementation described in the Front Counter Receipt Printing Application SOW, effective as of September 17, 2013 (CSG document no. 2503415), as amended by that certain Change Order No. 1 (identified below), the Application will be a fully hosted web application.

2.  As a result, following implementation of the Hosting Services, Schedule F, "Fees," "CSG Services," will be amended to add a new subsection (c) to Subsection IX, "Custom Implementation Services", Subsection 2, “Front Counter Receipt Printing Application” to include the following fees for the Hosting Services:

CSG SERVICES

IX. Custom Implementation Services

Description of Item/Unit of Measure	Frequency	Fee
c) Hosting Services (Note 4)(Note 5)
i) Hardware, Software, Data Center and Storage Fees (Note 3)	*******	$********
ii) Hardware and Software Support Fees (Note 3)	*******	$********

Note 4: Hosting Services shall commence upon implementation into Customer's production environment pursuant to that certain Change Order No. 1 to the Front Counter Receipt Printing Application SOW to be executed by the parties (CSG document no. 2505493).

#2310665Page 1 of 210-11-2011

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 5:  For clarification purposes, Customer must use the Front Counter Receipt Printing Application in its environment in order for CSG to provide the Hosting Services in Subsection 2. c) above. Further, CSG and Customer agree upon termination or expiration of the Agreement, Customer shall cease its use of the Front Counter Receipt Printing Application provided in this Agreement.

THIS AMENDMENT is executed on the day and year of the last signature below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP, Billing	Title: EVP, CAO & General Counsel
Name: Michael Ciszek	Name: Joseph T. Ruble
Date: 4/17/14	Date: 17 April 2014